                               AMENDMENT NO. I TO
                                  SCHEDULE I OF
                           THE DISTRIBUTION AGREEMENT


         This Amendment to the Schedule I to the Distribution Agreement between Delaware Pooled Trust and Delaware Distributors, L.P. originally entered into as of May 15, 2003 and amended November 30, 2003 (the "Agreement"), lists the Series and Classes for which Delaware Distributors, L.P. provides distribution services pursuant to this Agreement, along with the 12b-1 Plan rates, if applicable, for each class and the date on which the Agreement became effective for each Series.

------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
                                                                                    Portion designated
                                                                                    as Service Fee Rate
                                                            Total 12b-1  Plan Fee   (per annum of the
                                                            Rate (per annum of      Series' average
                                                            the Series' average     daily net assets
                                                            daily net assets        represented by
                                                            represented by shares   shares of the Class)      Original
Series Name                           Class Names           of the Class)                                  Effective Date
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Small-Cap Growth II                                                                                    November 30, 2003
Equity Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Large-Cap Value Equity Portfolio                                                                       April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Mid-Cap Growth Equity Portfolio                                                                        April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The International Equity Portfolio    The International                                                    April 19, 2001
                                      Equity Portfolio
                                      Original Class
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
                                      The International             0.20%                                  November 1, 2001
                                      Equity Portfolio
                                      Class P
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Intermediate Fixed                                                                                     April 19, 2001
Income Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Global Fixed Income Portfolio                                                                          April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The International Fixed                                                                                    April 19, 2001
Income Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Large-Cap Growth                                                                                       April 19, 2001
Equity Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The High-Yield Bond Portfolio                                                                              April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Labor Select International                                                                             April 19, 2001
Equity Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Real Estate Investment            The Real Estate                                                      April 19, 2001
Trust Portfolio                       Investment Trust
                                      Portfolio Class
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
                                      Delaware REIT Fund            0.30%                                  April 19, 2001
                                      A Class
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
                                      Delaware REIT Fund            1.00%                   0.25%          April 19, 2001
                                      B Class
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
                                      Delaware REIT Fund            1.00%                   0.25%          April 19, 2001
                                      C Class
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
                                      Delaware REIT Fund            0.60%                                  May 15, 2003
                                      R Class
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
                                      Delaware REIT Fund                                                   April 19, 2001
                                      Institutional Class
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------

------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Emerging Markets Portfolio                                                                             April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Global Equity Portfolio                                                                                April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Real Estate Investment Trust                                                                           April 19, 2001
Portfolio II
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Core Focus Fixed Income                                                                                June 30, 2004
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Core Plus Fixed Income Portfolio                                                                       June 28, 2002
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The International                                                                                          April 19, 2001
Small-Cap Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The All-Cap Growth Equity Portfolio                                                                        April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Small-Cap Growth                                                                                       April 19, 2001
Equity Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Small-Cap Value Equity Portfolio                                                                       April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The Select Equity Portfolio                                                                                April 19, 2001
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------
The International Large-Cap                                                                                April 19, 2001
Equity Portfolio
------------------------------------- --------------------- ----------------------- ---------------------- ----------------------

DELAWARE DISTRIBUTORS, L.P.
By:  DELAWARE DISTRIBUTORS, INC., General Partner


By:
       --------------------------------
Name:  Kevin J. Lucey
Title: Executive Vice President


DELAWARE POOLED TRUST
on behalf of the Series
listed on Schedule I


By:
       --------------------------------
Name:  Jude T. Driscoll
Title: Chairman


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